UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Scott R. Plummer

5228 Ameriprise Financial Center

Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-612-671-1947

Date of fiscal year end: November 30

Date of reporting period: November 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report November 30, 2012

Columbia Mid Cap Growth Opportunity Fund

Columbia Mid Cap Growth Opportunity Fund

President’s Message

Dear Shareholders,

Stocks rebound around the world

After a weak second quarter, U.S. stock market averages rebounded in the third quarter, erasing earlier losses and boosting year-to-date returns well into double digits. Welcome news from Europe and additional quantitative easing in the United States by the Federal Reserve Board helped bolster the rally. The Standard & Poor’s 500 Index (S&P 500 Index) rose 6.35% (total return) for the quarter. The Dow Jones Industrial Average advanced 4.32% for the same period. From the beginning of the calendar year through September 30, 2012, the S&P 500 Index was up 16.44% (total return). And, as of the end of September, the S&P 500 Index stood at 1,440 — approximately 8% below its all-time high of 1,565 that was set on October 9, 2007.

Outside the United States, stock markets of both developed and emerging market economies rebounded, as measured in U.S. dollars. Investors responded favorably to the announcement of policy measures aimed to resolve the eurozone crisis, which could potentially have a favorable impact on growth in emerging market economies. A weaker dollar also benefited returns to U.S. investors.

Solid gains for fixed income

Within fixed income, investors appeared to be increasingly willing to take on risk as they abandoned higher quality sectors that dominated the performance rankings in the second quarter and favored riskier sectors, where yield spreads tightened by a significant margin. Fixed-income returns were strong, but unlike equities, they have been less volatile, accumulating steadily over the course of the year. Gains were the highest for high-yield and emerging market bonds. By contrast, government issued debt securities eked out smaller gains.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Performance Overview

Performance Summary

>	Columbia Mid Cap Growth Opportunity Fund (the Fund) Class A shares returned 6.37% excluding sales charges for the 12-month period that ended November 30, 2012.

>	The Fund underperformed the Russell Midcap Growth Index, which returned 12.06% during the same time period.

>	Individual stock selection was a significant detractor from the Fund’s relative performance, more than offsetting the positive contribution made by sector allocation.

Average Annual Total Returns (%) (for period ended November 30, 2012)
	Inception	1 Year	5 Years	10 Years
Class A	06/04/57
Excluding sales charges		6.37	0.74	5.45
Including sales charges		0.26	-0.45	4.83
Class B	03/20/95
Excluding sales charges		5.51	-0.04	4.63
Including sales charges		0.51	-0.34	4.63
Class C	06/26/00
Excluding sales charges		5.51	-0.01	4.65
Including sales charges		4.51	-0.01	4.65
Class I*	03/04/04	6.87	1.24	5.88
Class K (formerly Class R4)	03/20/95	6.46	0.94	5.64
Class R*	03/15/10	6.08	0.48	5.18
Class R4* (formerly Class R3)	03/15/10	6.27	0.68	5.40
Class Z*	09/27/10	6.59	0.85	5.51
Russell Midcap Growth Index		12.06	2.92	9.44

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (December 1, 2002 — November 30, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Growth Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012	3

Columbia Mid Cap Growth Opportunity Fund

Manager Discussion of Fund Performance

Portfolio Management

George Myers, CFA

Wayne Collette, CFA

Lawrence Lin, CFA

Brian Neigut

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Board of Trustees of the Fund has approved a proposal to merge the Fund into Columbia Mid Cap Growth Fund, a series of Columbia Funds Series Trust I. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about Columbia Mid Cap Growth Fund and the definitive terms of the proposed merger will be included in proxy materials. The merger is subject to certain conditions, including approval by shareholders of the Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders in early 2013, and that meetings of shareholders to consider the merger will be held in the first half of 2013.

For the 12-month period that ended November 30, 2012, the Fund’s Class A Shares returned 6.37% excluding sales charges. The Fund underperformed the Russell Midcap Growth Index (Russell Index), which returned 12.06% for the same period. Individual stock selection was a significant detractor from the Fund’s relative performance, more than offsetting the positive contribution made by sector allocation.

U.S. Equities Advanced Despite Significant Volatility

U.S. equities generally advanced from the start of the annual period in December 2011 through the first quarter of 2012 as the U.S. economic recovery generated enough solid data to raise consumer expectations and restore investor confidence. Indeed, several U.S. equity market indices delivered their strongest first-quarter gains in more than ten years. U.S. equities then experienced a pullback during the second quarter of 2012, driven primarily by disappointing economic data. Europe’s reluctance to craft a meaningful long-term solution to its lingering sovereign debt problems also weighed on investors as did a slowdown in emerging market growth and anemic job formation at home. U.S. equities then rallied strongly during the third calendar quarter as investors shrugged off lackluster economic data both in the U.S. and abroad and reacted favorably to the introduction of new stimulus programs by several global central banks, including the Federal Reserve (the Fed) and the European Central Bank. The strong quarterly results, however, masked lingering concerns, which evaporated the stimulus euphoria almost as quickly as it arose. Shortly after the Fed’s mid-September announcement, investors refocused on the poor outlook in many economies, and the third quarter closed with most major equity markets posting back-to-back weekly declines. Persistent concerns included below-trend U.S. economic growth, an ailing job market, the looming fiscal cliff, ongoing European sovereign debt troubles, slowing Chinese economic growth and regulatory uncertainty. The last two months of the annual period were most affected by corporate earnings announcements and muted guidance as well as a too-close-to-call U.S. presidential election and a hurricane that closed the markets for two consecutive days. In turn, U.S. mid-cap equities declined slightly in October before rebounding, albeit only modestly, in November.

For the annual period overall, U.S. mid-cap equities underperformed U.S. large-cap equities but outperformed U.S. small-cap equities, as measured by the Russell Midcap Index, the Russell 1000 Index and the Russell 2000 Index, respectively. Within the U.S. mid-cap equity universe, value-oriented equities outperformed growth-oriented equities, as measured by the Russell Midcap Value Index and the Russell Midcap Growth Index, respectively. Within the Fund’s benchmark Russell Midcap Growth Index, 9 of the 10 sectors posted positive absolute returns, led by the telecommunication services, health care and materials sectors. Only the energy sector generated negative returns.

4	Annual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Manager Discussion of Fund Performance (continued)

Individual Stock Selection Dampened Fund Results

The Fund underperformed the Russell Index due primarily to stock selection, particularly in the information technology, industrials, consumer staples, health care, materials and energy sectors. Only partially offsetting these detractors was effective stock selection in the telecommunication services and financial sectors.

Among the Fund’s biggest individual detractors were Electronic Arts, Joy Global, Cliffs Natural Resources, Concho Resources and Deckers Outdoor. Shares of video game maker Electronic Arts declined after the company reported slower sales and some technical complaints regarding its Star Wars game. We sold the Fund’s position in Electronic Arts before the end of the annual period. Joy Global is a manufacturer and servicer of high productivity mining equipment for the extraction of coal and other minerals and ores. Its shares declined as a greater than expected deterioration in global economic fundamentals prompted mining companies to reduce their spending on equipment. Cliffs Natural Resources, in the materials sector, detracted, as Chinese steel market fundamentals deteriorated and as China imported less iron ore, opting instead to consume more domestic iron ore. In the energy sector, independent oil and gas exploration and production company Concho Resources disappointed. Infrastructure constraints and integration challenges following two large acquisitions contributed to rare earnings misses by the company and thus poor stock performance despite significant improvements to the depth and quality of its asset base. Deckers Outdoor is a producer of footwear, apparel and accessories under three brands: UGG, Teva and Sanuk. The company’s stock sold off as slower sales and the appearance of certain UGG styles on flash-sale websites bode poorly for its profit margins. We sold the Fund’s position in Deckers Outdoor during the reporting period.

On the positive side, CF Industries, Onyx Pharmaceuticals, Brookdale Senior Living, Cabot Oil & Gas and Edwards Lifesciences were among the top contributors to the Fund’s relative results. Shares of CF Industries, a manufacturer of nitrogen and phosphate fertilizer products, rose significantly on its attractive profit margin and robust sales growth. Onyx Pharmaceuticals’ shares surged after the Food and Drug Administration announced support for its new cancer treatment medicine, as the major step towards the drug’s approval was seen as a potentially significant boost to the company’s revenues and earnings and also made the company an attractive takeover candidate. Brookdale Senior Living, the largest provider of private-pay senior housing in the U.S., benefited from improving occupancy trends, modest capacity growth and rising property values. We trimmed the Fund’s position in Brookdale Senior Living as we believed much of its upside potential was already priced into its stock. Cabot Oil & Gas is a small independent oil and gas exploration and production company with activities in North America. During the annual period, the company reported strong earnings on lower operating expenses and higher production than estimated. Cabot Oil & Gas increased its guidance for the balance of its fiscal year. A position in Edwards Lifesciences, which makes heart valves and other products to treat cardiovascular disease, benefited from the fact that its aortic valve is now covered by Medicare. Its shares advanced on increased earnings and raised guidance.

Sector Allocation Buoyed Fund Performance

Sector allocation decisions modestly buoyed the Fund’s annual results. Having lesser exposure than the Russell Index to the information technology, materials, consumer staples and industrials sectors helped, as each of these sectors lagged the Russell Index during the annual period. Having a significant allocation to the health

Top Ten Holdings (%) (at November 30, 2012)
Ulta Salon Cosmetics & Fragrance, Inc.	1.7
Alexion Pharmaceuticals, Inc.	1.5
Crown Castle International Corp.	1.5
Sherwin-Williams Co. (The)	1.5
F5 Networks, Inc.	1.5
Digital Realty Trust, Inc.	1.4
Edwards Lifesciences Corp.	1.3
Whole Foods Market, Inc.	1.3
Bed Bath & Beyond, Inc.	1.3
Dollar Tree, Inc.	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012	5

Columbia Mid Cap Growth Opportunity Fund

Manager Discussion of Fund Performance (continued)

Portfolio Breakdown (%) (at November 30, 2012)
Common Stocks	99.7
Consumer Discretionary	23.8
Consumer Staples	5.7
Energy	6.2
Financials	9.9
Health Care	14.1
Industrials	14.2
Information Technology	16.2
Materials	6.4
Telecommunication Services	2.3
Utilities	0.9
Money Market Funds	0.3
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

care sector, which outpaced the Russell Index, also added value. Only partially offsetting these positive contributors was the Fund’s lesser allocation to the strongly performing telecommunication services sector and its greater exposure to the weaker utilities sector, which detracted.

Stock Selection Drove Portfolio Changes

Our strategy generally is to maintain sector weightings that are within a range of those of the Russell Index, and typically, modest sector overweightings or underweightings are more a reflection of the bottom-up analysis of individual stocks in those sectors rather than any top-down decision we are making on one sector versus another. We are not sector rotators and do not attempt to time the market based on economic cycles. Rather, we seek to invest in what we consider to be those scarce growth companies that have products or services in demand in the marketplace and that we believe can consistently grow regardless of the direction or pace of the economy. That said, during the annual period, the Fund’s exposures to the financials, materials and telecommunication services sectors increased and its allocations to the consumer discretionary, consumer staples, energy and information technology sectors decreased relative to the Russell Index. With these changes, the Fund’s portfolio turnover rate for the 12-month period was 122%.

At the end of the annual period, the Fund maintained modestly overweighted positions than the Russell Index in the financials, energy and health care sectors and modestly underweighted allocations relative to the Russell Index in the consumer discretionary, consumer staples and industrials sectors. The Fund was rather neutrally weighted compared to the Russell Index in the information technology, materials, telecommunication services and utilities sectors at the end of the annual period.

Looking Ahead

At the end of the annual period, U.S. mid-cap equities were trading at levels considerably higher than where they began in 2012. Even with this move higher, the macroeconomic landscape remained mixed at best with a number of key concerns — ranging from persistent unemployment to lackluster global economic growth to the looming fiscal cliff — all unfolding over the next few months to possibly years. With this backdrop, we expect heightened volatility to continue in the near term, but as we look to the longer term, we believe the fundamentals of the companies the Fund owns still look promising. In our view, valuations are still reasonable relative to history, and strong corporate balance sheets provide well-managed companies with opportunities to create shareholder value. We intend to adhere to our bottom-up, fundamental research process to select potential investment candidates for the Fund where we see the ability for long-term value creation.

6	Annual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

June 1, 2012 – November 30, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,044.80	1,018.50	6.65	6.56	1.30
Class B	1,000.00	1,000.00	1,040.10	1,014.75	10.46	10.33	2.05
Class C	1,000.00	1,000.00	1,040.00	1,014.75	10.46	10.33	2.05
Class I	1,000.00	1,000.00	1,045.80	1,020.70	4.40	4.34	0.86
Class K (formerly Class R4)	1,000.00	1,000.00	1,045.30	1,019.30	5.83	5.76	1.14
Class R	1,000.00	1,000.00	1,043.00	1,017.25	7.92	7.82	1.55
Class R4 (formerly Class R3)	1,000.00	1,000.00	1,043.80	1,018.30	6.85	6.76	1.34
Class Z	1,000.00	1,000.00	1,045.00	1,019.75	5.37	5.30	1.05

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until March 31, 2013, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.05% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective October 27, 2012. If this change had been in place for the entire six month period ended November 30, 2012, the actual expenses paid would have been $5.36 for Class R4; the hypothetical expenses paid would have been $5.30 for Class R4.

Annual Report 2012	7

Columbia Mid Cap Growth Opportunity Fund

Portfolio of Investments

November 30, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 99.0%
Issuer	Shares	Value ($)

Consumer Discretionary 23.6%
Auto Components 1.2%

BorgWarner, Inc.(a)	66,090	4,381,767

Delphi Automotive PLC(a)	97,720	3,321,503

Total		7,703,270

Distributors 0.6%

LKQ Corp.(a)	191,257	4,192,353

Hotels, Restaurants & Leisure 2.7%

Chipotle Mexican Grill, Inc.(a)	11,809	3,114,978

Panera Bread Co., Class A(a)	29,144	4,677,612

Starwood Hotels & Resorts Worldwide, Inc.	84,451	4,556,976

Wynn Resorts Ltd.	43,028	4,836,347

Total		17,185,913

Household Durables 0.5%

Toll Brothers, Inc.(a)	97,887	3,116,722

Internet & Catalog Retail 0.2%

TripAdvisor, Inc.(a)	27,774	1,060,689

Leisure Equipment & Products 0.5%

Polaris Industries, Inc.	39,011	3,308,523

Media 2.5%

Discovery Communications, Inc., Class A(a)	111,452	6,732,815

DISH Network Corp., Class A(a)	163,842	6,068,708

Sirius XM Radio, Inc.(a)	1,149,332	3,195,143

Total		15,996,666

Multiline Retail 3.1%

Dollar Tree, Inc.(a)	192,391	8,030,400

Family Dollar Stores, Inc.	74,962	5,337,294

Macy’s, Inc.	91,434	3,538,496

Nordstrom, Inc.	59,961	3,243,291

Total		20,149,481

Specialty Retail 10.4%

AutoZone, Inc.(a)	12,426	4,768,726

Bed Bath & Beyond, Inc.(a)	141,346	8,299,837

Cabela’s, Inc.(a)	71,997	3,439,297

Dick’s Sporting Goods, Inc.	101,033	5,305,243

Foot Locker, Inc.	113,939	4,083,574

Gap, Inc. (The)	146,582	5,051,216

GNC Holdings, Inc., Class A	128,463	4,512,905

Limited Brands, Inc.	128,211	6,686,203

O’Reilly Automotive, Inc.(a)	50,571	4,757,720

PetSmart, Inc.	76,153	5,380,971

TJX Companies, Inc.	76,773	3,404,115

Common Stocks (continued)
Issuer	Shares	Value ($)

Ulta Salon Cosmetics & Fragrance, Inc.	111,094	11,140,506

Total		66,830,313

Textiles, Apparel & Luxury Goods 1.9%

lululemon athletica, Inc.(a)	55,913	4,013,435

Michael Kors Holdings Ltd.(a)	50,202	2,668,237

VF Corp.	36,971	5,934,215

Total		12,615,887

Total Consumer Discretionary		152,159,817

Consumer Staples 5.7%
Beverages 0.7%

Beam, Inc.	86,345	4,844,818

Food & Staples Retailing 1.3%

Whole Foods Market, Inc.	89,477	8,353,573

Food Products 2.1%

Hershey Co. (The)	70,104	5,136,520

HJ Heinz Co.	60,888	3,559,512

Mead Johnson Nutrition Co.	73,877	5,037,673

Total		13,733,705

Personal Products 1.3%

Estee Lauder Companies, Inc. (The), Class A	41,673	2,427,452

Herbalife Ltd.	123,369	5,671,273

Total		8,098,725

Tobacco 0.3%

Lorillard, Inc.	14,059	1,703,389

Total Consumer Staples		36,734,210

Energy 6.1%
Energy Equipment & Services 2.9%

Cameron International Corp.(a)	102,992	5,556,418

Core Laboratories NV	34,464	3,555,996

Oceaneering International, Inc.	60,976	3,212,216

Oil States International, Inc.(a)	42,004	2,970,523

Superior Energy Services, Inc.(a)	161,891	3,288,006

Total		18,583,159

Oil, Gas & Consumable Fuels 3.2%

Cabot Oil & Gas Corp.	117,758	5,546,402

Concho Resources, Inc.(a)	98,156	7,878,000

Continental Resources, Inc.(a)	54,488	3,743,326

Denbury Resources, Inc.(a)	246,007	3,795,888

Total		20,963,616

Total Energy		39,546,775

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Portfolio of Investments (continued)

November 30, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Financials 9.9%
Capital Markets 1.1%

Affiliated Managers Group, Inc.(a)	54,293	6,996,739

Commercial Banks 2.4%

BankUnited, Inc.	132,327	3,109,684

First Republic Bank	121,547	4,110,720

Signature Bank(a)	65,061	4,564,680

SunTrust Banks, Inc.	120,570	3,273,475

Total		15,058,559

Diversified Financial Services 1.4%

IntercontinentalExchange, Inc.(a)	25,184	3,328,065

Moody’s Corp.	113,546	5,516,065

Total		8,844,130

Insurance 0.6%

Marsh & McLennan Companies, Inc.	109,765	3,865,923

Real Estate Investment Trusts (REITs) 4.3%

Digital Realty Trust, Inc.	134,317	8,668,819

Home Properties, Inc.	89,549	5,273,541

Plum Creek Timber Co., Inc.	145,436	6,231,933

Rayonier, Inc.	154,556	7,703,071

Total		27,877,364

Thrifts & Mortgage Finance 0.1%

Nationstar Mortgage Holdings, Inc.(a)	27,674	847,378

Total Financials		63,490,093

Health Care 14.0%
Biotechnology 4.2%

Alexion Pharmaceuticals, Inc.(a)	102,507	9,842,722

Elan Corp. PLC, ADR(a)	237,661	2,371,857

Medivation, Inc.(a)	24,295	1,266,984

Onyx Pharmaceuticals, Inc.(a)	83,341	6,289,745

Regeneron Pharmaceuticals, Inc.(a)	17,761	3,135,705

Vertex Pharmaceuticals, Inc.(a)	93,712	3,728,801

Total		26,635,814

Health Care Equipment & Supplies 2.1%

Align Technology, Inc.(a)	100,304	2,747,327

CR Bard, Inc.	25,731	2,547,626

Edwards Lifesciences Corp.(a)	97,113	8,426,495

Total		13,721,448

Health Care Providers & Services 4.4%

AmerisourceBergen Corp.	177,362	7,488,223

Brookdale Senior Living, Inc.(a)	185,905	4,751,732

Catamaran Corp.(a)	124,561	6,064,875

Express Scripts Holding Co.(a)	60,187	3,241,070

Common Stocks (continued)
Issuer	Shares	Value ($)

HMS Holdings Corp.(a)	166,229	3,851,526

Laboratory Corp. of America Holdings(a)	31,142	2,634,302

Total		28,031,728

Health Care Technology 0.6%

Cerner Corp.(a)	52,096	4,022,853

Life Sciences Tools & Services 1.1%

Agilent Technologies, Inc.	35,489	1,358,874

Illumina, Inc.(a)	107,585	5,778,390

Total		7,137,264

Pharmaceuticals 1.6%

Perrigo Co.	37,442	3,875,247

Watson Pharmaceuticals, Inc.(a)	73,337	6,454,389

Total		10,329,636

Total Health Care		89,878,743

Industrials 14.1%
Air Freight & Logistics 0.7%

CH Robinson Worldwide, Inc.	66,396	4,099,289

Airlines 0.5%

United Continental Holdings, Inc.(a)	162,838	3,292,584

Building Products 1.0%

Fortune Brands Home & Security, Inc.(a)	121,953	3,657,370

USG Corp.(a)	105,395	2,827,748

Total		6,485,118

Commercial Services & Supplies 1.8%

Clean Harbors, Inc.(a)	85,267	4,884,094

Stericycle, Inc.(a)	71,286	6,663,102

Total		11,547,196

Construction & Engineering 0.6%

KBR, Inc.	142,846	3,971,119

Electrical Equipment 2.1%

AMETEK, Inc.	175,266	6,542,680

Regal-Beloit Corp.	48,103	3,355,184

Rockwell Automation, Inc.	47,849	3,791,555

Total		13,689,419

Machinery 1.5%

Cummins, Inc.	51,994	5,103,731

Donaldson Co., Inc.	7,222	242,515

Joy Global, Inc.	72,500	4,131,775

Total		9,478,021

Professional Services 2.2%

IHS, Inc., Class A(a)	44,876	4,134,875

Nielsen Holdings NV(a)	109,646	3,105,175

Verisk Analytics, Inc., Class A(a)	140,191	6,987,119

Total		14,227,169

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Mid Cap Growth Opportunity Fund

Portfolio of Investments (continued)

November 30, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Road & Rail 1.8%

CSX Corp.	218,023	4,308,134

JB Hunt Transport Services, Inc.	30,395	1,806,983

Kansas City Southern	67,402	5,267,466

Total		11,382,583

Trading Companies & Distributors 1.9%

Fastenal Co.	93,587	3,912,872

United Rentals, Inc.(a)	80,377	3,338,057

WW Grainger, Inc.	26,374	5,117,084

Total		12,368,013

Total Industrials		90,540,511

Information Technology 16.1%
Communications Equipment 1.5%

F5 Networks, Inc.(a)	100,079	9,375,401

Electronic Equipment, Instruments & Components 0.6%

Amphenol Corp., Class A	66,818	4,137,370

Internet Software & Services 2.2%

Equinix, Inc.(a)	20,191	3,750,680

LinkedIn Corp., Class A(a)	56,062	6,062,545

Rackspace Hosting, Inc.(a)	67,050	4,634,496

Total		14,447,721

IT Services 2.0%

Alliance Data Systems Corp.(a)	40,713	5,801,195

Teradata Corp.(a)	114,049	6,783,635

Total		12,584,830

Semiconductors & Semiconductor Equipment 2.7%

Altera Corp.	110,265	3,571,483

KLA-Tencor Corp.	159,977	7,274,154

Microchip Technology, Inc.	115,249	3,505,875

Skyworks Solutions, Inc.(a)	131,556	2,979,743

Total		17,331,255

Software 7.1%

ANSYS, Inc.(a)	79,696	5,286,236

Autodesk, Inc.(a)	121,529	4,026,256

Citrix Systems, Inc.(a)	90,470	5,533,145

Concur Technologies, Inc.(a)	26,625	1,749,529

Fortinet, Inc.(a)	223,537	4,466,269

Informatica Corp.(a)	153,875	4,134,621

Intuit, Inc.	97,550	5,844,220

Red Hat, Inc.(a)	143,090	7,068,646

Salesforce.com, Inc.(a)	22,216	3,502,797

TIBCO Software, Inc.(a)	173,335	4,342,042

Total		45,953,761

Total Information Technology		103,830,338

Common Stocks (continued)
Issuer	Shares	Value ($)

Materials 6.4%
Chemicals 3.9%

Albemarle Corp.	59,604	3,563,723

Celanese Corp., Class A	44,260	1,816,430

CF Industries Holdings, Inc.	35,090	7,510,313

Eastman Chemical Co.	41,668	2,535,498

Sherwin-Williams Co. (The)	62,895	9,592,746

Total		25,018,710

Containers & Packaging 1.0%

Crown Holdings, Inc.(a)	97,300	3,634,155

Rock-Tenn Co., Class A	44,506	2,894,670

Total		6,528,825

Metals & Mining 0.9%

Cliffs Natural Resources, Inc.	71,520	2,056,200

Royal Gold, Inc.	41,771	3,373,426

Total		5,429,626

Paper & Forest Products 0.6%

International Paper Co.	108,765	4,039,532

Total Materials		41,016,693

Telecommunication Services 2.2%
Wireless Telecommunication Services 2.2%

Crown Castle International Corp.(a)	145,638	9,833,478

SBA Communications Corp., Class A(a)	67,786	4,665,032

Total		14,498,510

Total Telecommunication Services		14,498,510

Utilities 0.9%
Electric Utilities 0.9%

ITC Holdings Corp.	70,961	5,573,987

Total Utilities		5,573,987

Total Common Stocks
(Cost: $564,535,946)		637,269,677

Money Market Funds 0.3%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.154%(b)(c)	2,045,005	2,045,005

Total Money Market Funds
(Cost: $2,045,005)		2,045,005

Total Investments
(Cost: $566,580,951)		639,314,682

Other Assets & Liabilities, Net		4,743,840

Net Assets		644,058,522

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Portfolio of Investments (continued)

November 30, 2012

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at November 30, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended November 30, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	12,215,931	283,324,534	(293,495,460)	2,045,005	22,024	2,045,005

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs,

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Mid Cap Growth Opportunity Fund

Portfolio of Investments (continued)

November 30, 2012

Fair Value Measurements (continued)

any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	152,159,817	—	—	152,159,817

Consumer Staples	36,734,210	—	—	36,734,210

Energy	39,546,775	—	—	39,546,775

Financials	63,490,093	—	—	63,490,093

Health Care	89,878,743	—	—	89,878,743

Industrials	90,540,511	—	—	90,540,511

Information Technology	103,830,338	—	—	103,830,338

Materials	41,016,693	—	—	41,016,693

Telecommunication Services	14,498,510	—	—	14,498,510

Utilities	5,573,987	—	—	5,573,987

Total Equity Securities	637,269,677	—	—	637,269,677

Other

Money Market Funds	2,045,005	—	—	2,045,005

Total Other	2,045,005	—	—	2,045,005

Total	639,314,682	—	—	639,314,682

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Statement of Assets and Liabilities

November 30, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $564,535,946)	$637,269,677

Affiliated issuers (identified cost $2,045,005)	2,045,005

Total investments (identified cost $566,580,951)	639,314,682

Receivable for:

Investments sold	11,977,531

Capital shares sold	87,682

Dividends	612,801

Interest	2,901

Reclaims	17,014

Expense reimbursement due from Investment Manager	4,105

Prepaid expenses	4,967

Other assets	107,914

Total assets	652,129,597

Liabilities

Payable for:

Investments purchased	5,846,765

Capital shares purchased	1,076,919

Investment management fees	13,181

Distribution and/or service fees	4,890

Transfer agent fees	72,805

Administration fees	1,035

Plan administration fees	113

Compensation of board members	43,581

Other expenses	125,746

Other liabilities	886,040

Total liabilities	8,071,075

Net assets applicable to outstanding capital stock	$644,058,522

Represented by

Paid-in capital	$658,600,125

Excess of distributions over net investment income	(2,617,190)

Accumulated net realized loss	(84,661,320)

Unrealized appreciation (depreciation) on:

Investments	72,733,731

Foreign currency translations	3,176

Total — representing net assets applicable to outstanding capital stock	$644,058,522

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Mid Cap Growth Opportunity Fund

Statement of Assets and Liabilities (continued)

November 30, 2012

Class A

Net assets	$615,210,246

Shares outstanding	61,417,888

Net asset value per share	$10.02

Maximum offering price per share(a)	$10.63

Class B

Net assets	$17,168,210

Shares outstanding	2,132,607

Net asset value per share	$8.05

Class C

Net assets	$8,179,711

Shares outstanding	1,014,949

Net asset value per share	$8.06

Class I

Net assets	$10,981

Shares outstanding	1,024

Net asset value per share(b)	$10.73

Class K(c)

Net assets	$547,811

Shares outstanding	52,750

Net asset value per share	$10.39

Class R

Net assets	$45,320

Shares outstanding	4,556

Net asset value per share	$9.95

Class R4(d)

Net assets	$30,386

Shares outstanding	3,039

Net asset value per share	$10.00

Class Z

Net assets	$2,865,857

Shares outstanding	268,219

Net asset value per share	$10.68

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.
(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(c)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.
(d)	Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Statement of Operations

Year ended November 30, 2012

Net investment income
Income:
Dividends — unaffiliated issuers	$6,516,961
Dividends — affiliated issuers	22,024
Income from securities lending — net	502,904
Foreign taxes withheld	(2,409)

Total income	7,039,480

Expenses:
Investment management fees	5,318,271
Distribution and/or service fees
Class A	1,682,635
Class B	239,709
Class C	91,689
Class R	299
Class R4(a)	66
Transfer agent fees
Class A	1,858,731
Class B	66,891
Class C	25,393
Class K(b)	1,681
Class R	161
Class R4(a)	22
Class Z	7,614
Administration fees	416,792
Plan administration fees
Class K(b)	8,115
Class R4(a)	66
Compensation of board members	22,154
Custodian fees	14,039
Printing and postage fees	202,501
Registration fees	116,777
Professional fees	31,367
Other	36,431

Total expenses	10,141,404
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(670,983)
Expense reductions	(80)

Total net expenses	9,470,341

Net investment loss	(2,430,861)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	5,377,848
Foreign currency translations	2,077

Net realized gain	5,379,925
Net change in unrealized appreciation (depreciation) on:
Investments	42,667,055
Foreign currency translations	(2,667)

Net change in unrealized appreciation (depreciation)	42,664,388

Net realized and unrealized gain	48,044,313

Net increase in net assets resulting from operations	$45,613,452

(a)	Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.
(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Mid Cap Growth Opportunity Fund

Statement of Changes in Net Assets

	Year Ended November 30, 2012	Year Ended November 30, 2011
Operations

Net investment loss	$(2,430,861)	$(4,818,229)

Net realized gain	5,379,925	58,168,855

Net change in unrealized appreciation (depreciation)	42,664,388	(82,023,559)

Net increase (decrease) in net assets resulting from operations	45,613,452	(28,672,933)

Distributions to shareholders

Net investment income

Class A	(114,801)	—

Class B	(5,592)	—

Class C	(1,901)	—

Class I	(2)	—

Class K(a)	(772)	—

Class R	(11)	—

Class R4(b)	(4)	—

Class Z	(203)	—

Net realized gains

Class A	(28,500,376)	(3,309,643)

Class B	(1,388,357)	(259,064)

Class C	(471,978)	(57,550)

Class I	(414)	(649,224)

Class K(a)	(191,774)	(19,946)

Class R	(2,712)	(264)

Class R4(b)	(1,097)	(107)

Class Z	(50,285)	(10)

Total distributions to shareholders	(30,730,279)	(4,295,808)

Increase (decrease) in net assets from capital stock activity	(116,967,375)	(327,272,805)

Total decrease in net assets	(102,084,202)	(360,241,546)

Net assets at beginning of year	746,142,724	1,106,384,270

Net assets at end of year	$644,058,522	$746,142,724

Excess of distributions over net investment income	$(2,617,190)	$(33,708)

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.
(b)	Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended November 30, 2012		Year Ended November 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	2,254,397	22,288,585	5,047,392	57,117,487

Distributions reinvested	3,003,189	27,359,054	279,812	3,161,876

Redemptions	(15,229,824)	(151,621,997)	(15,266,113)	(165,787,445)

Net decrease	(9,972,238)	(101,974,358)	(9,938,909)	(105,508,082)

Class B shares

Subscriptions	30,810	250,843	145,574	1,369,698

Distributions reinvested	185,724	1,370,642	27,336	254,500

Redemptions(a)	(1,555,989)	(12,324,559)	(3,063,100)	(28,653,342)

Net decrease	(1,339,455)	(10,703,074)	(2,890,190)	(27,029,144)

Class C shares

Subscriptions	104,565	850,206	213,933	1,957,618

Distributions reinvested	56,146	414,359	5,198	48,443

Redemptions	(323,206)	(2,603,496)	(460,114)	(4,039,314)

Net decrease	(162,495)	(1,338,931)	(240,983)	(2,033,253)

Class I shares

Subscriptions	—	—	474,450	5,809,808

Distributions reinvested	—	—	54,279	649,182

Redemptions	—	—	(16,350,016)	(200,872,625)

Net decrease	—	—	(15,821,287)	(194,413,635)

Class K shares(b)

Subscriptions	51,494	539,099	150,089	1,760,138

Distributions reinvested	20,370	192,289	1,707	19,920

Redemptions	(496,820)	(5,094,061)	(154,989)	(1,773,134)

Net increase (decrease)	(424,956)	(4,362,673)	(3,193)	6,924

Class R shares

Subscriptions	260	2,589	1,312	15,303

Distributions reinvested	268	2,429	21	234

Redemptions	(2,652)	(27,515)	(1,064)	(12,543)

Net increase (decrease)	(2,124)	(22,497)	269	2,994

Class R4 shares(c)

Subscriptions	385	3,795	435	4,632

Distributions reinvested	88	805	7	77

Redemptions	(287)	(2,744)	(184)	(2,091)

Net increase	186	1,856	258	2,618

Class Z shares

Subscriptions	230,620	2,350,937	216,168	2,687,111

Distributions reinvested	3,608	34,957	—	—

Redemptions	(87,664)	(953,592)	(94,754)	(988,338)

Net increase	146,564	1,432,302	121,414	1,698,773

Total net decrease	(11,754,518)	(116,967,375)	(28,772,621)	(327,272,805)

(a)	Includes conversions of Class B shares to Class A shares, if any.
(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.
(c)	Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Mid Cap Growth Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended November 30,
Class A	2012		2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$9.84		$10.54		$8.58	$5.24	$12.32

Income from investment operations:

Net investment loss	(0.03)		(0.05)		(0.04)	(0.03)	(0.02)

Net realized and unrealized gain (loss)	0.62		(0.61)		2.00	3.37	(4.93)

Total from investment operations	0.59		(0.66)		1.96	3.34	(4.95)

Less distributions to shareholders:

Net investment income	(0.00	)(a)	—		—	—	—

Net realized gains	(0.41)		(0.04)		—	—	(2.13)

Total distributions to shareholders	(0.41)		(0.04)		—	—	(2.13)

Net asset value, end of period	$10.02		$9.84		$10.54	$8.58	$5.24

Total return	6.37%		(6.30%)		22.84%	63.74%	(48.26%)

Ratios to average net assets(b)

Total gross expenses	1.39%		1.28%		1.28%	1.40%	1.16%

Total net expenses(c)	1.30	%(d)	1.25	%(d)	1.27%	1.40%	1.16%

Net investment loss	(0.31%)		(0.46%)		(0.45%)	(0.42%)	(0.05%)

Supplemental data

Net assets, end of period (in thousands)	$615,210		$702,477		$857,026	$553,923	$348,890

Portfolio turnover	122%		157%		96%	126%	76%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Financial Highlights (continued)

	Year Ended November 30,
Class B	2012		2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$8.05		$8.69		$7.13	$4.39	$10.74

Income from investment operations:

Net investment loss	(0.09)		(0.12)		(0.10)	(0.07)	(0.02)

Net realized and unrealized gain (loss)	0.50		(0.48)		1.66	2.81	(4.20)

Total from investment operations	0.41		(0.60)		1.56	2.74	(4.22)

Less distributions to shareholders:

Net investment income	(0.00	)(a)	—		—	—	—

Net realized gains	(0.41)		(0.04)		—	—	(2.13)

Total distributions to shareholders	(0.41)		(0.04)		—	—	(2.13)

Net asset value, end of period	$8.05		$8.05		$8.69	$7.13	$4.39

Total return	5.51%		(6.96%)		21.88%	62.41%	(48.64%)

Ratios to average net assets(b)

Total gross expenses	2.14%		2.03%		2.05%	2.18%	1.92%

Total net expenses(c)	2.05	%(d)	2.00	%(d)	2.04%	2.18%	1.92%

Net investment loss	(1.08%)		(1.26%)		(1.21%)	(1.19%)	(0.81%)

Supplemental data

Net assets, end of period (in thousands)	$17,168		$27,945		$55,303	$50,254	$44,293

Portfolio turnover	122%		157%		96%	126%	76%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Mid Cap Growth Opportunity Fund

Financial Highlights (continued)

	Year Ended November 30,
Class C	2012		2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$8.06		$8.70		$7.14	$4.39	$10.74

Income from investment operations:

Net investment loss	(0.09)		(0.11)		(0.09)	(0.07)	(0.02)

Net realized and unrealized gain (loss)	0.50		(0.49)		1.65	2.82	(4.20)

Total from investment operations	0.41		(0.60)		1.56	2.75	(4.22)

Less distributions to shareholders:

Net investment income	(0.00	)(a)	—		—	—	—

Net realized gains	(0.41)		(0.04)		—	—	(2.13)

Total distributions to shareholders	(0.41)		(0.04)		—	—	(2.13)

Net asset value, end of period	$8.06		$8.06		$8.70	$7.14	$4.39

Total return	5.51%		(6.95%)		21.85%	62.64%	(48.63%)

Ratios to average net assets(b)

Total gross expenses	2.14%		2.03%		2.03%	2.15%	1.92%

Total net expenses(c)	2.05	%(d)	2.01	%(d)	2.03%	2.15%	1.92%

Net investment loss	(1.06%)		(1.22%)		(1.20%)	(1.20%)	(0.81%)

Supplemental data

Net assets, end of period (in thousands)	$8,180		$9,486		$12,340	$7,875	$2,597

Portfolio turnover	122%		157%		96%	126%	76%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Financial Highlights (continued)

	Year Ended November 30,
Class I	2012		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$10.46		$11.15	$9.03	$5.49	$12.75

Income from investment operations:

Net investment income (loss)	0.02		(0.02)	0.00 (a)	0.01	0.08

Net realized and unrealized gain (loss)	0.66		(0.63)	2.12	3.53	(5.21)

Total from investment operations	0.68		(0.65)	2.12	3.54	(5.13)

Less distributions to shareholders:

Net investment income	(0.00	)(a)	—	—	—	—

Net realized gains	(0.41)		(0.04)	—	—	(2.13)

Total distributions to shareholders	(0.41)		(0.04)	—	—	(2.13)

Net asset value, end of period	$10.73		$10.46	$11.15	$9.03	$5.49

Total return	6.87%		(5.87%)	23.48%	64.48%	(48.00%)

Ratios to average net assets(b)

Total gross expenses	0.86%		0.77%	0.78%	0.89%	0.71%

Total net expenses(c)	0.85%		0.77%	0.78%	0.89%	0.71%

Net investment income (loss)	0.15%		(0.14%)	0.01%	0.10%	0.39%

Supplemental data

Net assets, end of period (in thousands)	$11		$11	$176,386	$71,139	$53,383

Portfolio turnover	122%		157%	96%	126%	76%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Mid Cap Growth Opportunity Fund

Financial Highlights (continued)

	Year Ended November 30,
Class K(a)	2012		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$10.18		$10.88	$8.84	$5.39	$12.58

Income from investment operations:

Net investment income (loss)	(0.02)		(0.03)	(0.03)	(0.01)	0.07

Net realized and unrealized gain (loss)	0.64		(0.63)	2.07	3.46	(5.13)

Total from investment operations	0.62		(0.66)	2.04	3.45	(5.06)

Less distributions to shareholders:

Net investment income	(0.00	)(b)	—	—	—	—

Net realized gains	(0.41)		(0.04)	—	—	(2.13)

Total distributions to shareholders	(0.41)		(0.04)	—	—	(2.13)

Net asset value, end of period	$10.39		$10.18	$10.88	$8.84	$5.39

Total return	6.46%		(6.10%)	23.08%	64.01%	(48.11%)

Ratios to average net assets(c)

Total gross expenses	1.15%		1.09%	1.10%	1.19%	1.00%

Total net expenses(d)	1.15%		1.09%	1.10%	1.15%	0.93%

Net investment income (loss)	(0.21%)		(0.30%)	(0.26%)	(0.17%)	0.18%

Supplemental data

Net assets, end of period (in thousands)	$548		$4,861	$5,232	$4,055	$2,611

Portfolio turnover	122%		157%	96%	126%	76%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Financial Highlights (continued)

	Year Ended November 30,
Class R	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$9.80		$10.52		$9.78

Income from investment operations:

Net investment loss	(0.06)		(0.08)		(0.05)

Net realized and unrealized gain (loss)	0.62		(0.60)		0.79

Total from investment operations	0.56		(0.68)		0.74

Less distributions to shareholders:

Net investment income	(0.00	)(b)	—		—

Net realized gains	(0.41)		(0.04)		—

Total distributions to shareholders	(0.41)		(0.04)		—

Net asset value, end of period	$9.95		$9.80		$10.52

Total return	6.08%		(6.51%)		7.57%

Ratios to average net assets(c)

Total gross expenses	1.63%		1.54%		1.53	%(d)

Total net expenses(e)	1.55	%(f)	1.51	%(f)	1.53	%(d)

Net investment loss	(0.57%)		(0.70%)		(0.80	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$45		$65		$67

Portfolio turnover	122%		157%		96%

Notes to Financial Highlights

(a)	For the period from March 15, 2010 (commencement of operations) to November 30, 2010.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Mid Cap Growth Opportunity Fund

Financial Highlights (continued)

	Year Ended November 30,
Class R4(a)	2012		2011	2010(b)
Per share data
Net asset value, beginning of period	$9.83		$10.53	$9.78

Income from investment operations:

Net investment loss	(0.04)		(0.06)	(0.04)

Net realized and unrealized gain (loss)	0.62		(0.60)	0.79

Total from investment operations	0.58		(0.66)	0.75

Less distributions to shareholders:

Net investment income	(0.00	)(c)	—	—

Net realized gains	(0.41)		(0.04)	—

Total distributions to shareholders	(0.41)		(0.04)	—

Net asset value, end of period	$10.00		$9.83	$10.53

Total return	6.27%		(6.31%)	7.67%

Ratios to average net assets(d)

Total gross expenses	1.40%		1.34%	1.31	%(e)

Total net expenses(f)	1.37%		1.34%	1.31	%(e)

Net investment loss	(0.37%)		(0.53%)	(0.58	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$30		$28	$27

Portfolio turnover	122%		157%	96%

Notes to Financial Highlights

(a)	Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

(b)	For the period from March 15, 2010 (commencement of operations) to November 30, 2010.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Financial Highlights (continued)

	Year Ended November 30,
Class Z	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$10.44		$11.15		$10.39

Income from investment operations:

Net investment loss	(0.01)		(0.01)		(0.01)

Net realized and unrealized gain (loss)	0.66		(0.66)		0.77

Total from investment operations	0.65		(0.67)		0.76

Less distributions to shareholders:

Net investment income	(0.00	)(b)	—		—

Net realized gains	(0.41)		(0.04)		—

Total distributions to shareholders	(0.41)		(0.04)		—

Net asset value, end of period	$10.68		$10.44		$11.15

Total return	6.59%		(6.05%)		7.31%

Ratios to average net assets(c)

Total gross expenses	1.14%		1.08%		0.95	%(d)

Total net expenses(e)	1.05	%(f)	1.05	%(f)	0.94	%(d)

Net investment loss	(0.08%)		(0.07%)		(0.41	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$2,866		$1,270		$3

Portfolio turnover	122%		157%		96%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to November 30, 2010.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Mid Cap Growth Opportunity Fund

Notes to Financial Statements

November 30, 2012

Note 1. Organization

Columbia Mid Cap Growth Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares (formerly Class R3 shares) are not subject to sales charges. Effective October 31, 2012, Class R3 shares were renamed Class R4 shares. Effective November 8, 2012,

Class R4 shares are only available to qualifying institutional investors. Prior to November 8, 2012, Class R4 shares were closed to new investors.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many

26	Annual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Notes to Financial Statements (continued)

November 30, 2012

securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily

Annual Report 2012	27

Columbia Mid Cap Growth Opportunity Fund

Notes to Financial Statements (continued)

November 30, 2012

basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.76% to 0.62% as the Fund’s net assets increase. The annualized effective investment management fee rate for the year ended November 30, 2012 was 0.75% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The annualized effective administration fee rate for the year ended November 30, 2012 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and

28	Annual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Notes to Financial Statements (continued)

November 30, 2012

office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended November 30, 2012, other expenses paid to this company were $3,687.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class K shares. Prior to October 27, 2012, total transfer agent fees for Class R4 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to that share class.

For the year ended November 30, 2012, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.28%
Class B	0.28
Class C	0.28
Class K	0.05
Class R	0.27
Class R4	0.08
Class Z	0.27

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended November 30, 2012, these minimum account balance fees reduced total expenses by $80.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to October 27, 2012, the Fund also paid a plan administration fee at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. Prior to October 27, 2012, the Fund also paid a

Annual Report 2012	29

Columbia Mid Cap Growth Opportunity Fund

Notes to Financial Statements (continued)

November 30, 2012

distribution fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class R4 shares.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,538,000 and $102,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $251,387 for Class A, $11,223 for Class B and $686 for Class C shares for the year ended November 30, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective February 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through March 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.30%
Class B	2.05
Class C	2.05
Class I	0.87
Class K	1.17
Class R	1.55
Class R4*	1.05
Class Z	1.05

*	For the period February 1, 2012 through October 26, 2012, the annual rate for the former Class R3 shares was 1.42%.

Prior to February 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.28%
Class B	2.03
Class C	2.03
Class I	0.84
Class K	1.14
Class R	1.53
Class R4	1.39
Class Z	1.03

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At November 30, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions, late-year ordinary losses and re-characterization of distributions from investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(29,335)
Accumulated net realized loss	29,227
Paid-in capital	108

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

30	Annual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Notes to Financial Statements (continued)

November 30, 2012

The tax character of distributions paid during the years indicated was as follows:

Year Ended November 30,	2012 ($)	2011 ($)
Ordinary income	123,286	—
Long-term capital gains	30,606,993	4,295,808
Total	30,730,279	4,295,808

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At November 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	—
Accumulated realized loss	(82,597,970)
Unrealized appreciation	68,096,841

At November 30, 2012, the cost of investments for federal income tax purposes was $571,217,841 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$81,194,315
Unrealized depreciation	(13,097,474)
Net unrealized appreciation	68,096,841

The following capital loss carryforward, determined at November 30, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	48,586,008
2017	31,438,422
Total	80,024,430

For the year ended November 30, 2012, $4,875,511 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of November 30, 2012, the Fund will elect to treat late year ordinary losses of $2,573,540 as arising on December 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $854,464,910 and $1,001,169,823, respectively, for the year ended November 30, 2012.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended November 30, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Annual Report 2012	31

Columbia Mid Cap Growth Opportunity Fund

Notes to Financial Statements (continued)

November 30, 2012

At November 30, 2012, the Fund did not have any securities on loan.

In September 2012, the Board voted to cease securities lending by or on December 31, 2012.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends—affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended November 30, 2012.

Note 9. Significant Risks

Consumer Discretionary Risk

The Fund’s portfolio managers may invest significantly in issuers operating in the consumer discretionary sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

In September 2012, the Board approved a proposal to merge the Fund into Columbia Mid Cap Growth Fund, a series of Columbia Funds Series Trust I. Shareholders of the Fund will vote on the proposed merger at a special meeting of shareholders to be held during the first half of 2013.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on

32	Annual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Notes to Financial Statements (continued)

November 30, 2012

the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	33

Columbia Mid Cap Growth Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Mid Cap Growth Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Growth Opportunity Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at November 30, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended November 30, 2011 and prior were audited by another independent registered public accounting firm whose report dated January 20, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

January 18, 2013

34	Annual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement was effective at the completion of Ernst & Young’s audits of the financial statements of the Funds with fiscal years ended July 31, 2012. The Fund did not consult with PwC during the fiscal years ended November 30, 2011 and 2010 and through the June meeting.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal years ended November 30, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through the June meeting, there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

Annual Report 2012	35

Columbia Mid Cap Growth Opportunity Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for distributions paid in the fiscal year ended November 30, 2012. Shareholders will be notified in early 2013 of the amounts for use in preparing 2012 income tax returns.

Tax Designations

Qualified Dividend Income	0.00%
Dividends Received Deduction	0.00%
Capital Gain Dividend	$0
U.S. Government Income, may be exempt from state taxation	0.00%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividend Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividend received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

36	Annual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard - Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

Annual Report 2012	37

Columbia Mid Cap Growth Opportunity Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

38	Annual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, Ameriprise Certificate Company 2006-January 2013 (previously President and Chief Executive Officer, 2006-August 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	204	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

Annual Report 2012	39

Columbia Mid Cap Growth Opportunity Fund

Trustees and Officers (continued)

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

40	Annual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Trustees and Officers (continued)

Officers (continued)
Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously Managing Director and Associate General Counsel, January 2005-July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

Annual Report 2012	41

Columbia Mid Cap Growth Opportunity Fund

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42	Annual Report 2012

Columbia Mid Cap Growth Opportunity Fund

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Annual Report 2012	43

Columbia Mid Cap Growth Opportunity Fund

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44	Annual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	45

Columbia Mid Cap Growth Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6426 AJ (1/13)

Annual Report November 30, 2012

Columbia Government Money Market Fund

Columbia Government Money Market Fund

President’s Message

Dear Shareholders,

Stocks rebound around the world

After a weak second quarter, U.S. stock market averages rebounded in the third quarter, erasing earlier losses and boosting year-to-date returns well into double digits. Welcome news from Europe and additional quantitative easing in the United States by the Federal Reserve Board helped bolster the rally. The Standard & Poor’s 500 Index (S&P 500 Index) rose 6.35% (total return) for the quarter. The Dow Jones Industrial Average advanced 4.32% for the same period. From the beginning of the calendar year through September 30, 2012, the S&P 500 Index was up 16.44% (total return). And, as of the end of September, the S&P 500 Index stood at 1,440 — approximately 8% below its all-time high of 1,565 that was set on October 9, 2007.

Outside the United States, stock markets of both developed and emerging market economies rebounded, as measured in U.S. dollars. Investors responded favorably to the announcement of policy measures aimed to resolve the eurozone crisis, which could potentially have a favorable impact on growth in emerging market economies. A weaker dollar also benefited returns to U.S. investors.

Solid gains for fixed income

Within fixed income, investors appeared to be increasingly willing to take on risk as they abandoned higher quality sectors that dominated the performance rankings in the second quarter and favored riskier sectors, where yield spreads tightened by a significant margin. Fixed-income returns were strong, but unlike equities, they have been less volatile, accumulating steadily over the course of the year. Gains were the highest for high-yield and emerging market bonds. By contrast, government issued debt securities eked out smaller gains.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Government Money Market Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Government Money Market Fund

Performance Overview

Performance Summary

>	Columbia Government Money Market Fund (the Fund) Class A shares returned 0.01% for the 12 months ended November 30, 2012.

>

The annualized simple yield and annualized compound yield were both 0.01% for the seven-day period ended November 30, 2012. The seven-day current yields more closely reflect the current earnings of the Fund than the total return. Current short-term yields may be higher or lower than the figures shown.

>	The Fund is intended to serve as a conservative investment.

Average Annual Total Returns (%) (for period ended November 30, 2012)
	Inception	1 Year	5 Years	10 Years
Class A	01/31/77	0.01	0.29	1.19
Class B	04/22/96
Excluding sales charges		0.01	0.12	0.74
Including sales charges		-4.99	-0.29	0.74
Class C	05/03/93
Excluding sales charges		0.01	0.11	0.74
Including sales charges		-0.99	0.11	0.74
Class R*	04/30/03	0.01	0.25	1.07
Class R5	11/30/01	0.01	0.35	1.35
Class Z*	09/27/10	0.01	0.29	1.19

Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

2	Annual Report 2012

Columbia Government Money Market Fund

Manager Discussion of Fund Performance

The Board of Trustees of the Fund has approved a proposal to merge the Fund into Columbia Money Market Fund. The merger is subject to certain conditions, including approval by shareholders of the Fund. Proxy materials regarding the merger were first mailed to shareholders of the Fund in December 2012, and it is currently anticipated that a meeting of shareholders to consider the merger will be held in the first half of 2013.

For the 12-month period that ended November 30, 2012, the Fund’s Class A shares returned 0.01%. The annualized simple yield was 0.01% and the annualized compound yield was also 0.01% for the seven-day period ended November 30, 2012. The seven-day current yields more closely reflect the current earnings of the Fund than the total return. Current short-term yields may be higher or lower than the figures shown. The Fund is intended to serve as a conservative investment.

Interest Rates Rose on Central Bank Actions

The annual period began in December 2011 with rates on perceived safe-haven U.S. government securities at or very near zero. Such low rates were likely driven by concern for the solvency of European sovereigns and banks and by reports of slowing economic activity in the U.S., Europe and China. Government money market rates began to edge higher in the first quarter of 2012 as the European Central Bank initiated the first of two Long Term Refinancing Operations, which were designed to support European banks. These stimulus packages seemed to give investors enough confidence to encourage buying of riskier assets, including credit and equities, once again. Relative calm ensued over the summer months, and interest rates continued to climb, as the U.S. Federal Reserve (the Fed) continued to sell short-term U.S. Treasury securities in a program known as Operation Twist. This selling by the Fed coupled with heavy U.S. Treasury bill issuance led to an abundance of collateral available in the short-term money markets. Uncertainty leading up to the U.S. presidential election and the looming fiscal cliff were not enough to overcome the dynamics of abundant supply at the short-term end of the U.S. Treasury yield curve, such that U.S. Treasury rates at the end of November 2012 were at their highest point seen during the annual period. The money market yield curve, or spectrum of maturities, ended the annual period extremely flat, meaning the differential between longer-term and shorter-term money market securities was quite narrow.

Fund Strategy Took Advantage of Rising Interest Rates

Overall, the Fund was positioned to take advantage of the interest rate environment during the annual period. The Fund began the annual period with a weighted average maturity near the longer-end of the allowable money market range. Weighted average maturity is the average time it takes for securities in a portfolio to mature, weighted in proportion to the dollar amount that is invested in the portfolio. However, at the same time, we employed a barbelled strategy, wherein the Fund held a greater quantity of one-month to three-month Treasury bills and agency discount notes as well as approximately 25% of its total net assets in one-day U.S. Treasury collateralized repurchase agreements. Along with these short-term holdings, the Fund held a smaller allocation of higher-yielding one-year callable agency debentures and one-year floating rate agency debentures. As the annual period progressed, these callable debentures were periodically called, thus reducing the Fund’s weighted average maturity. We were unable to replace these securities, as government-sponsored entities stopped issuing these structures during the annual period because their funding needs had changed and because issuance of callable securities had become less attractive for them. At the end of the annual

Portfolio Management

Leonard Aplet, CFA

John McColley

Portfolio Breakdown (%) (at November 30, 2012)
Repurchase Agreements	25.8
Treasury Bills	6.9
U.S. Government & Agency Obligations	67.3
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2012	3

Columbia Government Money Market Fund

Manager Discussion of Fund Performance (continued)

period, the Fund primarily held U.S. Treasury bills and agency discount notes with one-month to three-month maturities as well as one-day U.S. Treasury collateralized repurchase agreements.

As we implemented this strategy, the Fund’s weighted average maturity shifted. During the annual period the Fund’s weighted average maturity was as long as 53 days and as short as 13 days; and finished the annual period at 29 days on November 30, 2012.

Overall, the Fund benefited from the strategy we implemented, as very short-term rates (i.e., one day to one month) steadily increased throughout the annual period. Furthermore, as indicated, the yield curve beyond three months was relatively flat throughout the annual period and offered little benefit from owning longer-term securities. In turn, we were able to continually reinvest Fund proceeds into increasing rates throughout the annual period.

Looking Ahead

The Fed has made it clear that it intends to keep short-term interest rates exceptionally low for an extended period. Our view is that short-term interest rates will likely stay low for at least the next six to 12 months.

Given this view, we might be inclined to increase the Fund’s weighted average maturity and lock in the highest rates possible, even though the money market yield curve is currently extremely flat. However, the sovereign debt situation in Europe, while better, is not completely resolved. This, along with the prospects for another brush with the U.S. debt ceiling, is more likely to keep our strategy on the conservative side with the Fund’s weighted average maturity generally in the middle of the allowable money market range and with elevated levels of daily and weekly liquidity.

As always, we intend to continue to evaluate securities and make strategic decisions to balance an enhanced liquidity profile with providing current income. We will, of course, continue to closely monitor economic data, Fed policy and any shifts in the money market yield curve, striving to strategically adjust the portfolio accordingly. We intend to continue to focus on high-quality investments with minimal credit risk while seeking competitive yields. In light of heightened risks globally, capital preservation remains our number one focus.

4	Annual Report 2012

Columbia Government Money Market Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

June 1, 2012 – November 30, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.00	1,024.30	0.70	0.71	0.14
Class B	1,000.00	1,000.00	1,000.00	1,024.20	0.80	0.81	0.16
Class C	1,000.00	1,000.00	1,000.00	1,024.30	0.70	0.71	0.14
Class R	1,000.00	1,000.00	1,000.00	1,024.30	0.70	0.71	0.14
Class R5	1,000.00	1,000.00	1,000.10	1,024.30	0.70	0.71	0.14
Class Z	1,000.00	1,000.00	1,000.00	1,024.35	0.65	0.66	0.13

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012	5

Columbia Government Money Market Fund

Portfolio of Investments

November 30, 2012

(Percentages represent value of investments compared to net assets)

U.S. Government & Agency Obligations 67.4%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Federal Home Loan Banks
12/05/12	0.100%	12,000,000	11,999,833
12/12/12	0.140%	4,000,000	3,999,817
12/14/12	0.120%	8,000,000	7,999,621
12/19/12	0.110%	3,000,000	2,999,835
12/26/12	0.170%	4,000,000	3,999,528
01/09/13	0.120%	5,000,000	4,999,323
01/16/13	0.110%	13,000,000	12,998,090
01/23/13	0.110%	5,800,000	5,799,061
02/06/13	0.110%	7,000,000	6,998,520
02/08/13	0.110%	7,425,000	7,423,434
12/23/13	0.250%	2,000,000	2,000,000

Federal Home Loan Banks(a)
04/26/13	0.190%	5,000,000	4,999,800
05/15/13	0.220%	5,000,000	4,999,774

Total U.S. Government & Agency Obligations
(Cost: $81,216,636)			81,216,636

Treasury Bills 6.9%
U.S. Treasury Bills
12/06/12	0.040%	4,300,000	4,299,970
12/13/12	0.120%	4,000,000	3,999,824

Total Treasury Bills
(Cost: $8,299,794)			8,299,794

Repurchase Agreements 25.9%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Tri-Party Barclays Bank PLC dated 11/30/12, matures 12/03/12, repurchase price $16,200,284 (collateralized by U.S. Treasury Note Total market value
$16,200,104)	0.210%	16,200,000	16,200,000

Tri-Party RBC Capital Markets LLC dated 11/30/12, matures 12/03/12, repurchase price $15,000,238 (collateralized by U.S. Treasury Note Total market value
$15,300,064)	0.190%	15,000,000	15,000,000

Total Repurchase Agreements
(Cost: $31,200,000)			31,200,000

Total Investments
(Cost: $120,716,430)			120,716,430

Other Assets & Liabilities, Net			(220,391)

Net Assets			120,496,039

Notes to Portfolio of Investments

(a)	Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on November 30, 2012. The maturity date disclosed represents the final maturity. For purposes of Rule 2a-7, maturity is the later of the next put or interest rate reset date.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Annual Report 2012

Columbia Government Money Market Fund

Portfolio of Investments (continued)

November 30, 2012

Fair Value Measurements (continued)

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities

U.S. Government & Agency Obligations	—	81,216,636	—	81,216,636

Treasury Bills	—	8,299,794	—	8,299,794

Repurchase Agreements	—	31,200,000	—	31,200,000

Total	—	120,716,430	—	120,716,430

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Government Money Market Fund

Statement of Assets and Liabilities

November 30, 2012

Assets

Investments, at value

(identified cost $89,516,430)	$89,516,430

Repurchase agreements (identified cost $31,200,000)	31,200,000

Total investments (identified cost $120,716,430)	120,716,430

Cash	29,446

Receivable for:

Capital shares sold	340,829

Interest	1,640

Expense reimbursement due from Investment Manager	1,850

Prepaid expenses	2,532

Other assets	3,719

Total assets	121,096,446

Liabilities

Payable for:

Capital shares purchased	438,580

Dividend distributions to shareholders	920

Investment management fees	1,085

Distribution and/or service fees	31

Transfer agent fees	10,604

Administration fees	197

Compensation of board members	11,309

Other expenses	137,681

Total liabilities	600,407

Net assets applicable to outstanding capital stock	$120,496,039

Represented by

Paid-in capital	$120,501,335

Excess of distributions over net investment income	(5,295)

Accumulated net realized loss	(1)

Total — representing net assets applicable to outstanding capital stock	$120,496,039

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Government Money Market Fund

Statement of Assets and Liabilities (continued)

November 30, 2012

Class A

Net assets	$89,005,806

Shares outstanding	89,008,326

Net asset value per share	$1.00

Class B

Net assets	$1,494,328

Shares outstanding	1,493,143

Net asset value per share	$1.00

Class C

Net assets	$13,266,207

Shares outstanding	13,245,506

Net asset value per share	$1.00

Class R

Net assets	$6,224,675

Shares outstanding	6,225,021

Net asset value per share	$1.00

Class R5

Net assets	$36,277

Shares outstanding	36,273

Net asset value per share	$1.00

Class Z

Net assets	$10,468,746

Shares outstanding	10,467,348

Net asset value per share	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Government Money Market Fund

Statement of Operations

Year Ended November 30, 2012

Net investment income

Income:

Interest	$138,602

Income from securities lending — net	8,386

Total income	146,988

Expenses:

Investment management fees	411,487

Distribution and/or service fees

Class B	15,206

Transfer agent fees

Class A	121,912

Class B	2,569

Class C	16,196

Class R	7,167

Class R5	38

Class Z	8,980

Administration fees	74,816

Compensation of board members	13,099

Custodian fees	5,858

Printing and postage fees	50,759

Registration fees	111,139

Professional fees	30,182

Other	30,567

Total expenses	899,975

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(754,602)

Expense reductions	(6,643)

Total net expenses	138,730

Net investment income	8,258

Net increase in net assets resulting from operations	$8,258

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Government Money Market Fund

Statement of Changes in Net Assets

	Year Ended November 30, 2012	Year Ended November 30, 2011(a)	Year Ended December 31, 2010(b)
Operations

Net investment income	$8,258	$10,804	$12,684

Net realized gain	—	700	384

Net increase in net assets resulting from operations	8,258	11,504	13,068

Distributions to shareholders

Net investment income

Class A	(8,912)	(9,022)	(10,706)

Class B	(184)	(227)	(383)

Class C	(1,165)	(980)	(1,274)

Class R	(576)	(362)	(376)

Class R5	(45)	(41)	(27)

Class Z	(684)	(339)	(17)

Total distributions to shareholders	(11,566)	(10,971)	(12,783)

Increase (decrease) in net assets from capital stock activity	(5,088,854)	(12,069,897)	26,231,909

Total increase (decrease) in net assets	(5,092,162)	(12,069,364)	26,232,194

Net assets at beginning of year	125,588,201	137,657,565	111,425,371

Net assets at end of year	$120,496,039	$125,588,201	$137,657,565

Excess of distributions over net investment income	$(5,295)	$(2,621)	$(2,621)

(a)	For the period from January 1, 2011 to November 30, 2011. During the period, the Fund’s fiscal year end was changed from December 31 to November 30.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Government Money Market Fund

Statement of Changes in Net Assets (continued)

	Year Ended November 30, 2012		Year Ended November 30, 2011(a)		Year Ended December 31, 2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(c)	54,450,774	54,450,804	57,864,486	57,874,692	64,176,579	64,176,578

Fund merger	—	—	—	—	56,730,372	56,730,437

Distributions reinvested	8,743	8,743	8,767	8,767	10,322	10,322

Redemptions	(66,983,361)	(66,983,361)	(71,964,681)	(71,964,681)	(95,182,577)	(95,182,577)

Net increase (decrease)	(12,523,844)	(12,523,814)	(14,091,428)	(14,081,222)	25,734,696	25,734,760

Class B shares

Subscriptions	708,526	708,526	1,308,998	1,309,253	2,122,548	2,122,548

Distributions reinvested	177	177	204	204	345	345

Redemptions(c)	(1,824,184)	(1,824,184)	(2,182,074)	(2,182,075)	(3,385,403)	(3,385,404)

Net decrease	(1,115,481)	(1,115,481)	(872,872)	(872,618)	(1,262,510)	(1,262,511)

Class C shares

Subscriptions	8,461,123	8,461,123	5,780,024	5,781,198	11,556,802	11,556,802

Distributions reinvested	1,149	1,149	960	960	1,225	1,225

Redemptions	(6,789,571)	(6,789,571)	(7,697,734)	(7,697,734)	(11,587,399)	(11,587,399)

Net increase (decrease)	1,672,701	1,672,701	(1,916,750)	(1,915,576)	(29,372)	(29,372)

Class R shares

Subscriptions	8,872,038	8,872,038	5,392,041	5,392,466	3,355,318	3,355,318

Distributions reinvested	574	574	358	358	375	375

Redemptions	(6,735,445)	(6,735,445)	(4,745,279)	(4,745,279)	(3,049,295)	(3,049,295)

Net increase	2,137,167	2,137,167	647,120	647,545	306,398	306,398

Class R5 shares

Subscriptions	139,054	139,024	161,686	161,724	433,231	433,231

Distributions reinvested	43	43	40	40	27	27

Redemptions	(606,288)	(606,288)	(98,589)	(98,589)	(121,804)	(121,804)

Net increase (decrease)	(467,191)	(467,221)	63,137	63,175	311,454	311,454

Class Z shares

Subscriptions	11,650,952	11,650,952	8,042,311	8,042,736	1,734,199	1,734,199

Distributions reinvested	674	674	326	326	15	15

Redemptions	(6,443,832)	(6,443,832)	(3,954,263)	(3,954,263)	(563,034)	(563,034)

Net increase	5,207,794	5,207,794	4,088,374	4,088,799	1,171,180	1,171,180

Total net increase (decrease)	(5,088,854)	(5,088,854)	(12,082,419)	(12,069,897)	26,231,846	26,231,909

(a)	For the period from January 1, 2011 to November 30, 2011. During the period, the Fund’s fiscal year end was changed from December 31 to November 30.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(c)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Government Money Market Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended November 30,				Year Ended December 31,
Class A	2012		2011(a)		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.01		0.04

Less distributions to shareholders:

Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.01	)(c)	(0.04)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01%		0.03%		1.12%		4.09%

Ratios to average net assets

Total gross expenses	0.71%		0.65	%(d)	0.80%		1.14%		0.91%		0.86%

Total net expenses(e)	0.11	%(f)	0.10	%(d)(g)	0.17%		0.25%		0.79%		0.86%

Net investment income	0.01%		0.01	%(d)	0.01%		0.03%		1.07%		4.03%

Supplemental data

Net assets, end of period (in thousands)	$89,006		$101,532		$115,614		$89,878		$124,124		$132,924

Notes to Financial Highlights

(a)	For the period from January 1, 2011 to November 30, 2011. During the period, the Fund’s fiscal year end was changed from December 31 to November 30.

(b)	Rounds to less than $0.01.

(c)	In addition, the Fund paid a short-term capital gain distribution of $0.000146 on July 25, 2008.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of 0.01%.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Government Money Market Fund

Financial Highlights (continued)

	Year Ended November 30,				Year Ended December 31,
Class B	2012		2011(a)		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income (loss)	0.00	(b)	0.00	(b)	(0.00	)(b)	0.00	(b)	0.00	(b)	0.03

Less distributions to shareholders:

Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)(c)	(0.03)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01%		0.01%		0.35%		3.00%

Ratios to average net assets

Total gross expenses	1.46%		1.41	%(d)	1.54%		1.99%		1.91%		1.86%

Total net expenses(e)	0.11	%(f)	0.10	%(d)(g)	0.18%		0.29%		1.53%		1.86%

Net investment income (loss)	0.01%		0.01	%(d)	(0.00	%)(h)	0.00	%(h)	0.33%		3.03%

Supplemental data

Net assets, end of period (in thousands)	$1,494		$2,610		$3,483		$4,745		$6,941		$7,458

Notes to Financial Highlights

(a)	For the period from January 1, 2011 to November 30, 2011. During the period, the Fund’s fiscal year end was changed from December 31 to November 30.

(b)	Rounds to less than $0.01.

(c)	In addition, the Fund paid a short-term capital gain distribution of $0.000146 on July 25, 2008.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of 0.01%.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Government Money Market Fund

Financial Highlights (continued)

	Year Ended November 30,				Year Ended December 31,
Class C	2012		2011(a)		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.03

Less distributions to shareholders:

Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)(c)	(0.03)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01%		0.01%		0.35%		3.00%

Ratios to average net assets

Total gross expenses	0.71%		0.65	%(d)	1.00%		1.96%		1.91%		1.86%

Total net expenses(e)	0.11	%(f)	0.10	%(d)(g)	0.17%		0.28%		1.53%		1.86%

Net investment income	0.01%		0.01	%(d)	0.01%		0.00	%(h)	0.33%		3.03%

Supplemental data

Net assets, end of period (in thousands)	$13,266		$11,594		$13,509		$13,539		$16,571		$13,643

Notes to Financial Highlights

(a)	For the period from January 1, 2011 to November 30, 2011. During the period, the Fund’s fiscal year end was changed from December 31 to November 30.

(b)	Rounds to less than $0.01.

(c)	In addition, the Fund paid a short-term capital gain distribution of $0.000146 on July 25, 2008.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of 0.01%.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Government Money Market Fund

Financial Highlights (continued)

	Year Ended November 30,				Year Ended December 31,
Class R	2012		2011(a)		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.01		0.04

Less distributions to shareholders:

Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.01	)(c)	(0.04)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01%		0.01%		0.93%		3.83%

Ratios to average net assets

Total gross expenses	0.71%		0.65	%(d)	0.91%		1.32%		1.16%		1.11%

Total net expenses(e)	0.12	%(f)	0.10	%(d)(g)	0.18%		0.22%		1.01%		1.11%

Net investment income	0.01%		0.01	%(d)	0.00	%(h)	0.00	%(h)	0.84%		3.78%

Supplemental data

Net assets, end of period (in thousands)	$6,225		$4,088		$3,440		$3,134		$1,646		$554

Notes to Financial Highlights

(a)	For the period from January 1, 2011 to November 30, 2011. During the period, the Fund’s fiscal year end was changed from December 31 to November 30.

(b)	Rounds to less than $0.01.

(c)	In addition, the Fund paid a short-term capital gain distribution of $0.000146 on July 25, 2008.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of 0.01%.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Government Money Market Fund

Financial Highlights (continued)

	Year Ended November 30,				Year Ended December 31,
Class R5	2012		2011(a)		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.01		0.04

Less distributions to shareholders:

Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.01	)(c)	(0.04)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01%		0.03%		1.38%		4.36%

Ratios to average net assets

Total gross expenses	0.60%		0.53	%(d)	0.66%		0.94%		0.63%		0.59%

Total net expenses(e)	0.10%		0.11	%(d)	0.18%		0.36%		0.53%		0.59%

Net investment income	0.02%		0.00	%(d)(f)	0.01%		0.06%		1.33%		4.30%

Supplemental data

Net assets, end of period (in thousands)	$36		$503		$440		$129		$20,438		$14,511

Notes to Financial Highlights

(a)	For the period from January 1, 2011 to November 30, 2011. During the period, the Fund’s fiscal year end was changed from December 31 to November 30.

(b)	Rounds to less than $0.01.

(c)	In addition, the Fund paid a short-term capital gain distribution of $0.000146 on July 25, 2008.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	Rounds to less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Government Money Market Fund

Financial Highlights (continued)

	Year Ended November 30,				Year Ended December 31, 2010(b)
Class Z	2012		2011(a)
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.00	(c)	0.00	(c)	0.00	(c)

Less distributions to shareholders:

Net investment income	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)

Net asset value, end of period	$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.00	%(d)

Ratios to average net assets

Total gross expenses	0.71%		0.64	%(e)	0.93	%(e)

Total net expenses(f)	0.11	%(g)	0.06	%(e)(g)	0.18	%(e)

Net investment income	0.01%		0.03	%(e)	0.01	%(e)

Supplemental data

Net assets, end of period (in thousands)	$10,469		$5,261		$1,171

Notes to Financial Highlights

(a)	For the period from January 1, 2011 to November 30, 2011. During the period, the Fund’s fiscal year end was changed from December 31 to November 30.

(b)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(c)	Rounds to less than $0.01.

(d)	Rounds to less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Government Money Market Fund

Notes to Financial Statements

November 30, 2012

Note 1. Organization

Columbia Government Money Market Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares have no sales charge.

Class B shares may be subject to a maximum contingent deferred sales charge (CDSC) of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R5 shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are only available to investors purchasing through authorized investment professionals. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees (the Board) continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund’s net asset value for purposes of sales and redemptions at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income, including amortization of premium and discount, is recognized daily.

Annual Report 2012	19

Columbia Government Money Market Fund

Notes to Financial Statements (continued)

November 30, 2012

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.33% to 0.15% as the Fund’s net assets increase. The effective investment management fee rate for the year ended November 30, 2012 was 0.33% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended November 30, 2012 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended November 30, 2012, other expenses paid to this company were $1,802.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

20	Annual Report 2012

Columbia Government Money Market Fund

Notes to Financial Statements (continued)

November 30, 2012

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended November 30, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.13%
Class B	0.13
Class C	0.13
Class R	0.13
Class R5	0.01
Class Z	0.13

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended November 30, 2012, these minimum account balance fees reduced total expenses by $6,643.

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At November 30, 2012, the Fund’s total potential future obligation over the life of the Guaranty is $143,393. The liability remaining at November 30, 2012 for non-recurring charges associated with the lease amounted to $72,772 and is recorded as a part of payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at November 30, 2012 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $3,719.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% and 0.50% of the Fund’s average daily net assets attributable to Class A and Class R shares (of which up to 0.25% may be used for shareholder services), respectively, and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares, respectively. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. For the year ended November 30, 2012, the Fund did not pay fees for Class A, Class C and Class R shares. For the year ended November 30, 2012, the Fund paid fees equal to 0.75% for Class B shares.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $103,000 and $2,427,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2012, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including CDSCs, received by the Distributor for distributing Fund shares were $6,891 for Class B and $1,038 for Class C shares for the year ended November 30, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or

Annual Report 2012	21

Columbia Government Money Market Fund

Notes to Financial Statements (continued)

November 30, 2012

reimburse expenses (excluding certain fees and expenses described below), through March 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.66%
Class B	1.31
Class C	1.31
Class R	0.81
Class R5	0.51
Class Z	0.56

Prior to March 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.66%
Class B	1.31
Class C	1.31
Class R	0.81
Class R5	0.52
Class Z	0.56

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund for the purposes of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At November 30, 2012, these differences are primarily due to differing treatment for Trustees’ deferred compensation and distribution reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$634
Accumulated net realized loss	(634)
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended November 30, 2012	Period Ended November 30, 2011
Ordinary income	$11,566	$10,971

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At November 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,939
Undistributed accumulated long-term gain	—

At November 30, 2012, the cost of investments for federal income tax purposes was $120,716,430 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$—
Unrealized depreciation	—
Net unrealized appreciation/depreciation	$—

22	Annual Report 2012

Columbia Government Money Market Fund

Notes to Financial Statements (continued)

November 30, 2012

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended

November 30, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At November 30, 2012, the Fund did not have any securities on loan.

In September 2012, the Board voted to cease securities lending by or on December 31, 2012.

Note 6. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended November 30, 2012.

Note 7. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

In September 2012, the Board of Trustees approved a proposal to merge the Fund into Columbia Money Market Fund, a series of the Trust. Shareholders of the Fund will vote on the proposed merger at a special meeting of shareholders to be held during the first half of 2013.

Annual Report 2012	23

Columbia Government Money Market Fund

Notes to Financial Statements (continued)

November 30, 2012

Note 8. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

24	Annual Report 2012

Columbia Government Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Government Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Government Money Market Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at November 30, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended November 30, 2011 and prior were audited by another independent registered public accounting firm whose report dated January 20, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

January 18, 2013

Annual Report 2012	25

Columbia Government Money Market Fund

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement was effective at the completion of Ernst & Young’s audits of the financial statements of the Funds with fiscal years ended July 31, 2012. The Fund did not consult with PwC during the fiscal period ended November 30, 2011 and year ended December 31, 2010 and through the June meeting.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal period ended November 30, 2011 and year ended December 31, 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through the June meeting, there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

26	Annual Report 2012

Columbia Government Money Market Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for distributions paid in the fiscal year ended November 30, 2012. Shareholders will be notified in early 2013 of the amounts for use in preparing 2012 income tax returns.

Tax Designations

Qualified Dividend Income	0.00%
Dividend Received Deduction	0.00%
Capital Gain Dividend	$0.00
U.S. Government Income, may be exempt from state taxation	100.00%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividend Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividend received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2012	27

Columbia Government Money Market Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

28	Annual Report 2012

Columbia Government Money Market Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Annual Report 2012	29

Columbia Government Money Market Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, Ameriprise Certificate Company 2006-January 2013 (previously President and Chief Executive Officer, 2006-August 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	204	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

30	Annual Report 2012

Columbia Government Money Market Fund

Trustees and Officers (continued)

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Annual Report 2012	31

Columbia Government Money Market Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously Managing Director and Associate General Counsel, January 2005-July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

32	Annual Report 2012

Columbia Government Money Market Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	33

Columbia Government Money Market Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

SL-9905 E (1/13)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Carmichael, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the two series of the registrant whose report to stockholders is included in this annual filing. During the period, the registrant had a change in independent accountant.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2012 and November 30, 2011 are approximately as follows:

2012	2011
$44,800	$42,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The 2012 fiscal year also includes audit fees for the review and provision of consent in connection with filing Form N-14 for fund mergers.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended November 30, 2012 and November 30, 2011 are approximately as follows:

2012	2011
$800	$2,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2012 and 2011, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. The 2011 fiscal year also includes Audit-Related Fees for the transfer agent 17Ad-13 review and consents for new share classes.

The fees for the fiscal years ended November 30, 2012 and November 30, 2011 shown below for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to an internal controls review in 2012 and 2011 and review of yield calculations in 2011 were as follows:

2012	2011
$171,000	$185,800

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal year ended November 30, 2012 and November 30, 2011 are approximately as follows:

2012	2011
$5,800	$3,700

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

The fees for the fiscal year ended November 30, 2012 and November 30, 2011 shown below, for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to a subscription to a tax database in 2012 and 2011 and tax consulting services in 2012 and 2011 were as follows:

2012	2011
$84,700	$131,400

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal year ended November 30, 2012 and November 30, 2011 are approximately as follows:

2012	2011
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal year ended November 30, 2012 and November 30, 2011 are approximately as follows:

2012	2011
$0	$0

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal year ended November 30, 2012 and November 30, 2011 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2012 and November 30, 2011 are approximately as follows:

2012	2011
$4,701,500	$2,856,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	During November 2012, the registrant enhanced internal controls over financial reporting relating to the recording of certain last day trades. These controls include (i) additional analysis of last day security purchase prices, (ii) comparisons of cost and market value for last day trades and (iii) analytical review of per share changes resulting from financial statement adjustments.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	January 18, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	January 18, 2013

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	January 18, 2013